LEASES	12 Months Ended
Dec. 31, 2024
LEASES [Abstract]
LEASES
16.	LEASES

The Group occupies most of its office premises and certain mining datacenters under lease arrangements, which generally have an initial lease term between 13 months to 30 years. Lease contracts are typically made for fixed periods but may have extension options. The Group accounts for lease and non-lease components separately, where the non-lease component is charged to expenses as they incur. Any extension options in these leases have not been included in the lease liabilities unless the Group is reasonably certain to exercise the extension option. In addition, periods after termination options are only included in the lease term if the lease is reasonably certain not to be terminated. The Group does not have an option to purchase these leased assets at the expiration of the lease periods.

The consolidated statements of financial position show the following amounts relating to the right-of-use assets:

	At December 31,
In thousands of USD	2024	2023
Right-of-use assets
- Land and buildings	69,273	58,626
Investment properties
- Leasehold land	4,442	5,314

Addition to the right-of-use assets and investment properties of leasehold land, including the increase in the right-of-use assets and investment properties of leasehold land as a result of lease modification, for the years ended December 31, 2024, 2023 and 2022 was approximately US$23.5 million, US$5.1 million and US$7.3 million, respectively. In addition, approximately US$4.8 million of investment properties of leasehold land for the year ended December 31, 2022 was acquired as a result of the acquisition of AFH (See Note 5), the balance of the underlying right-of-use asset was included in investment properties. See Note 14.

The Group has an obligation to complete the site restoration of its leased land held by AFH in Singapore in relation to the Group’s acquisition of AFH in July 2022 (See Note 5). The provision for the site restoration is updated annually.

The following table represents the movement of the restoration provision:

In thousands of USD
Restoration provision at January 1, 2022	-
Recognition through asset acquisition	1,343
Change in provision	-
Restoration provision at December 31, 2022	1,343
Change in provision	-
Exchange adjustments	20
Restoration provision at December 31, 2023	1,363
Change in provision	-
Exchange adjustments	(2)
Restoration provision at December 31, 2024	1,361

The consolidated statements of financial position show the following amounts relating to the lease liabilities:

	At December 31,
In thousands of USD	2024	2023
Lease liabilities mature within 12 months	5,460	5,288
Lease liabilities mature over 12 months	72,673	64,923
Total lease liabilities *	78,133	70,211

*
Lease liabilities in amount of approximately US$3.8 million and US$4.6 million was related to the leasehold land included in the investment properties as of December 31, 2024 and 2023, respectively. See Note 14.

Amounts recognized in profit or loss:

	Years ended December 31,
In thousands of USD	2024	2023	2022
Depreciation expense of right-of-use assets	8,407	6,624	5,371
Interest expense *	3,473	2,605	2,425
Expenses relating to variable payment leases	197	224	639
Expenses relating to short-term leases	303	286	527
Loss on lease termination	197	-	-
Total	12,577	9,739	8,962

*
The interest expense includes the amount related to the leasehold land included in the investment properties for the years ended December 31, 2024, 2023 and 2022 of approximately US$0.2 million, US$0.2 million and US$0.1 million, respectively. See Note 14.

The total cash outflow for leases, including the capital element of lease rentals paid and interests paid on leases for the years ended December 31, 2024, 2023 and 2022 was approximately US$13.1 million, US$7.8 million and US$6.3 million, respectively.